UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 23, 2018

AEHR TEST SYSTEMS
(Exact name of registrant as specified in its charter)

California	000-22893	94-2424084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 KATO TERRACE, FREMONT, CA 94539
(Address of principal executive offices, including zip code)

510-623-9400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Aehr Test Systems (the “Company”) was held on October 23, 2018 (the “Annual Meeting”). There were 22,245,095 shares of common stock entitled to vote at the Annual Meeting and 18,259,484 shares were present in person or by proxy.

Four items of business were acted upon by the shareholders at the Annual Meeting. The voting results are as follows:

Proposal One: Election of Directors of the Company.

	VOTES	VOTES	BROKER
NOMINEE	FOR	WITHHELD	NON-VOTES
Rhea J. Posedel	7,543,715	754,689	9,961,080
Gayn Erickson	7,543,715	754,689	9,961,080
William W.R. Elder	6,195,966	2,102,438	9,961,080
Mario M. Rosati	5,937,240	2,361,164	9,961,080
John M. Schneider	7,892,113	406,291	9,961,080
Howard T. Slayen	7,922,042	376,362	9,961,080

Each of the six nominees was elected to serve as a director until the next Annual Meeting or until their successors are elected and qualified.

Proposal Two: Approve an amendment to the Company’s Amended and Restated 2006 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by an additional 350,000 shares.

	VOTES	VOTES	VOTES	BROKER
PROPOSAL	FOR	AGAINST	ABSTAIN	NON-VOTES
TWO	7,867,755	330,305	100,344	9,961,080

The foregoing proposal was approved.

Proposal Three: Ratify the selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2019.

	VOTES	VOTES	VOTES	BROKER
PROPOSAL	FOR	AGAINST	ABSTAIN	NON-VOTES
THREE	18,083,487	40,892	135,105	--

The foregoing proposal was accordingly ratified.

Proposal Four: Approve, on an advisory basis, the compensation of the Company’s named executive officers.

	VOTES	VOTES	VOTES	BROKER
PROPOSAL	FOR	AGAINST	ABSTAIN	NON-VOTES
FOUR	7,772,563	342,462	183,379	9,961,080

The foregoing proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                   Aehr Test Systems
                                                                                                   (Registrant)

Date: October 25, 2018                                                           By:/s/ Kenneth B. Spink

                                                                                                    Kenneth B. Spink
                                                                                                    Vice President of Finance and
                                                                                                    Chief Financial Officer